abrdn Funds

(the “Trust”)

abrdn EM SMA Completion Fund

(the “Fund”)

Supplement dated May 23, 2022 to the Fund’s Summary Prospectus,

dated May 9, 2022, as supplemented to date (the “Summary Prospectus”)

William Scholes, Investment Director, will be leaving abrdn on August 3, 2022 (the “Effective Date”). On the Effective Date, the following will replace the Portfolio Managers table for the Fund in the section entitled, “Portfolio Managers” on page 4 of the Summary Prospectus:

Name	Title	Served on the Fund Since
Devan Kaloo	Global Head of Public Markets	Inception
Joanne Irvine	Deputy Head of Global Emerging Markets	Inception
Gabriel Sacks, CFA®	Investment Director	Inception
Nick Robinson, CFA®	Senior Investment Director	Inception
Kristy Fong, CFA®	Senior Investment Director	Inception

Please retain this Supplement for future reference